UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________
Form 8-K
______________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 11, 2018
Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(Commission File No.)	(IRS Employer identification number)

1999 Bryan Street, Suite 1200, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 15, 2018, Jacobs Engineering Group Inc. (the “Company”) completed the closing of the private placement previously disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018. At the closing, the Company issued $500 million in the aggregate principal amount of the Company’s senior notes in three series: $190 million aggregate principal amount of 4.27% senior notes, Series A, due May 8, 2025, $180 million aggregate principal amount of 4.42% senior notes, Series B, due May 8, 2028 and $130 million aggregate principal amount of 4.52% senior notes, Series C, due May 8, 2030 (collectively, the “Senior Notes”) pursuant to a Note Purchase Agreement, dated March 12, 2018. In connection with the closing, the Company entered into the First Amendment to the Note Purchase Agreement, dated May 11, 2018, to reflect the closing date of May 15, 2018 (the "First Amendment").
The Company intends to use the proceeds from the issuance of the Senior Notes to refinance existing indebtedness under the Company's Amended and Restated Credit Agreement, to pay transaction related expenses and for other general corporate purposes.
The Company issued the Senior Notes in accordance with the summary provided in the Current Report on Form 8-K filed on March 13, 2018, which is qualified in its entirety by reference to the full text of the Note Purchase Agreement and form of Senior Notes, a copy of which are filed as Exhibit 4.1 to such Current Report on Form 8-K and incorporated by reference herein, and the First Amendment filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained in Item 1.01 above regarding the closing of the private placement is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Note Purchase Agreement, dated May 11, 2018, by and among Jacobs Engineering Group Inc. and the Purchasers identified therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 15, 2018

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President
and Chief Financial Officer